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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                0-20117                                13-3532643
 (State of Incorporation)               (Commission File Number)            (IRS Employer Identification No.)
--------------------------             --------------------------          -----------------------------------



                         6700 WEST LOOP SOUTH, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)


                                 (713) 796-8822
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)      Exhibits.

                   99.1     Press Release.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 28, 2004, the Company issued a press release announcing financial results for its second fiscal quarter ended June 30, 2004. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                            [SIGNATURE PAGE FOLLOWS]

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 28, 2004                ENCYSIVE PHARMACEUTICALS INC.


                                    /s/ Stephen L. Mueller
                                    ------------------------------------------
                                    Stephen L. Mueller
                                    Vice-President, Finance and Administration
                                    Secretary and Treasurer



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                                INDEX TO EXHIBITS


     EXHIBIT NO.             DESCRIPTION
     -----------             -----------

       99.1                  Press Release